UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2008

PROGRESSIVE GAMING INTERNATIONAL

CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Secured Credit Facility

On August 15, 2008, the Company completed its previously announced senior secured credit facility (the “Senior Credit Facility”) with Private Equity Management Group Financial Corporation (“PEM”), consisting of (i) a revolving loan of up to $12.5 million (the “Revolving Loan”) and (ii) a term loan of $15.0 million (the “Term Loan”). On August 14, 2008, the Company entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1 to Credit Agreement”), which amends the Credit Agreement dated August 4, 2008 (as amended, the “Credit Agreement”) by and among Progressive Gaming International Corporation (the “Company”), each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto and PEM, related to the Senior Credit Facility. Amendment No. 1 to Credit Agreement amends, among other things, certain covenants related to the Company’s foreign Guarantors and collateral and certain financial covenants included in the Credit Agreement. Also on August 15, 2008, various of the Company’s foreign subsidiaries became Guarantors under the Credit Agreement by executing a joinder to the Credit Agreement.

In connection with the closing of the Senior Credit Facility, the Company issued to a PEM affiliate warrants to purchase 1 million shares of the Company’s common stock (the “PEM Warrants”), pursuant to the Common Stock and Warrant Purchase Agreement dated August 15, 2008 (the “Stock Purchase Agreement”) by and among the Company, Private Equity Management Group Inc. (“PEM Inc.”) and Private Equity Management Group LLC (“PEM LLC”), both of which are PEM affiliates. The PEM Warrants are exercisable for five years. The exercise price for the PEM Warrants is $1.05 per share subject to certain anti-dilution protection. PEM Inc. also received 1 million shares of the Company’s common stock at the closing (the “Initial Shares”). If on November 15, 2008, the dollar volume weighted average price for the Company’s common stock as traded on The NASDAQ Global Market (“NASDAQ”) for the 20 trading days prior to such date (the “20-day VWAP”) does not equal or exceed $1.50, then PEM will receive additional shares of the Company’s common stock (“Additional Shares”, and with the Initial Shares, the “Common Shares”), such that the 20-day VWAP on November 15, 2008, multiplied by the number of Initial Shares plus the Additional Shares equals a total value of $1.5 million; provided, that in no event may the number of Additional Shares exceed 900,000 shares of the Company’s common stock. The PEM Warrants and Initial Shares were issued pursuant to Section 4(2) and Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to a Security Agreement dated August 15, 2008 (the “PEM Security Agreement”), by and between the Company and PEM, the Company’s obligations under the Senior Credit Facility are secured by first priority security interests in all the Company’s current and future assets, including without limitation, all personal, real, mixed and intellectual property of the Company, as well as a first priority security interest in the stock of the Company’s subsidiaries. Pursuant to Guarantor Security Agreement dated August 15, 2008 (the “PEM Guarantor Security Agreement”), by and between each of the Guarantors and PEM, the Company’s obligations under the Senior Credit Facility are also secured by first priority security interests in all the Guarantors’ current and future assets. The Company’s and the Guarantors’ accounts are and will be subject to cash control agreements in favor of PEM.

Descriptions of the Credit Agreement, Amendment No. 1 to Credit Agreement, the Stock Purchase Agreement, the PEM Warrants, the PEM Security Agreement and the PEM Guarantor Security Agreement set forth above are qualified by the full and complete terms set forth in such agreements, which are incorporated herein by reference to Exhibits 10.1, 10.2, 10.3, 4.1, 10.6 and 10.8, respectively, to this Form 8-K.

Convertible Note Offering

On August 15, 2008, the Company also completed its previously announced convertible note offering (the “Convertible Note Offering”) with International Game Technology (“IGT”), pursuant to which the Company issued $15 million in principal amount of Senior Secured Convertible Notes (the “Convertible Notes”). The Convertible Notes were issued pursuant to Section 4(2) and Regulation D of the Securities Act. On August 14, 2008, the Company entered into Amendment No. 1 to the Note and Warrant Purchase Agreement (“Amendment No. 1 to Note Purchase Agreement”), which amends that certain Note and Warrant Purchase Agreement dated August 4, 2008

(the “Note Purchase Agreement”) by and among the Company, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto and IGT, related to the Convertible Note Offering. Amendment No. 1 to the Note Purchase Agreement contains substantively similar terms to Amendment No. 1 to the Credit Agreement. Also on August 15, 2008, various of the Company’s foreign subsidiaries became Guarantors under the Note Purchase Agreement by executing a joinder to the Note Purchase Agreement.

In connection with the closing of the Convertible Note Offering, the Company issued to IGT warrants to purchase (i) 550,000 shares of the Company’s common stock with an exercise price equal to $1.05 per share and (ii) 891,892 shares of the Company’s common stock with an exercise price equal to $0.89 per share (the “Initial IGT Warrants”). If on November 15, 2008, the 20-day VWAP (determined as of such date) does not equal or exceed $1.50, then IGT will receive additional warrants to acquire shares of the Company’s common stock (“Additional Warrants”, and with the Initial IGT Warrants, the “IGT Warrants”), such that the Initial IGT Warrants plus the Additional Warrants equals a total value of $825,000 (calculated in accordance with a Black-Scholes valuation model); provided, that in no event may the Additional Warrants be issuable for more than 1.8 million shares of the Company’s common stock. Any Additional Warrants will be issued with an exercise price equal to the 20-day VWAP on November 15, 2008. The Initial IGT Warrants were issued pursuant to Section 4(2) and Regulation D of the Securities Act.

Pursuant to a Security Agreement dated August 15, 2008 (the “IGT Security Agreement”), by and between the Company and IGT, the Company’s obligations under the Note Purchase Agreement and the Convertible Notes are secured by a lien, subject to the liens in favor of the Senior Credit Facility with PEM, on all of the Company’s current and future assets, including without limitation, all personal, real, mixed and intellectual property of the Company, as well as a security interest in the stock of the Company’s subsidiaries. Pursuant to the Guarantor Security Agreement dated August 15, 2008 (the “IGT Guarantor Security Agreement”), by and between each of the Guarantors and IGT, the Company’s obligations under the Note Purchase Agreement and the Convertible Notes are also secured by a lien, subject to the liens in favor of the Senior Credit Facility with PEM, in all the Guarantors’ current and future assets. The collateral and right to payment on the Convertible Notes is subordinated only to the Senior Credit Facility pursuant to the terms of an intercreditor agreement between IGT and PEM.

The descriptions of the Note Purchase Agreement, the Convertible Notes, Amendment No. 1 to Note Purchase Agreement, the IGT Warrants, the IGT Security Agreement and the IGT Guarantor Security Agreement set forth above are qualified by the full and complete terms set forth in such agreements, which are incorporated herein by reference to Exhibits 10.4, 4.2, 10.5, 4.3, 10.7 and 10.9, respectively, to this Form 8-K.

Asset Purchase and License Agreement

On August 15, 2008, as a condition to the closing of the Convertible Note Offering, the Company also entered into an Asset Purchase and License Agreement with IGT (the “Asset Purchase and License Agreement”). Pursuant to the Asset Purchase and License Agreement, the Company assigned its worldwide intellectual property rights relating to the Company’s Casinolink® Jackpot System to IGT (the “Assigned Intellectual Property”). The Company also granted IGT a license to the Company’s present and future patents required to exercise full use of the Casinolink® Jackpot System. In return for IGT’s license of the patents related to the Casinolink® Jackpot System, IGT agreed to pay the Company certain future royalty payments. Under the Asset Purchase and License Agreement, IGT granted the Company a license-back for the Assigned Intellectual Property (the “License Back”) for use with the Company’s current Casinolink® Jackpot System customers, subject to certain restrictions. The Company will pay IGT certain royalties for each IGT sb™ device incorporating the Casinolink® Jackpot System. In connection with the Asset Purchase and License Agreement, the Company entered into a software customization and integration agreement pursuant to which the Company will provide services and support to IGT in order to integrate the Casinolink® Jackpot System into IGT’s sb systems. The Company will receive certain payments for providing these integration services based on completion of agreed-upon project milestones. The Company also entered into a separate software maintenance agreement with IGT pursuant to which the Company will provide IGT maintenance and support services relating to the Casinolink® Jackpot System.

The description of the Asset Purchase and License Agreement set forth above is qualified in its entirety by reference to the Asset Purchase and License Agreement attached hereto as Exhibit 10.10 which is incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Senior Credit Facility and the Convertible Note Offering, the Company has entered into a Registration Rights Agreement dated August 15, 2008 (“Registration Rights Agreement”) with PEM Inc., PEM LLC and IGT pursuant to which the Company has agreed to file a registration statement (the “Registration Statement”) to register the Common Shares, shares of the Company’s common stock issuable upon conversion of the Convertible Notes (the “Conversion Shares”) and the shares issuable upon exercise of the PEM Warrants and IGT Warrants as well as certain additional shares of the Company’s common stock (collectively, the “Registrable Shares”) within 120 days of August 15, 2008 (the “Initial Filing Date”) which will need to be declared effective within 150 days from August 15, 2008 (the “Initial Effectiveness Date”). The Company will be subject to liquidated damages (i.e., 2.0% per month of $1.50 multiplied by the total number of Registrable Shares, subject to a cap equal to 10.0% of the product of $1.50 times the number of Registrable Shares) for each month or portion thereof if it does not file the Registration Statement by the Initial Filing Date, or if the Registration Statement is not declared effective by the Initial Effectiveness Date, or if after the Initial Effectiveness Date certain events occur which limit PEM Inc., PEM LLC and IGT’s ability to resell, pursuant to the Registration Statement, shares of the Company’s common stock that they may acquire in connection with the Senior Credit Facility and the Convertible Note Offering. To the extent the staff of the Securities and Exchange Commission, as part of its review of the Registration Statement, requires the Company to register less than all of the Registrable Shares, the Company will be obligated to file additional registration statements to attempt to register the unregistered portion of the Registrable Shares (the “Cutback Shares”), and any failure to timely file or secure the effectiveness of such additional registration statements within the time periods set forth in the Registration Rights Agreement will require the payment of the liquidated damages described above. In addition to the liquidated damages described above, the Company will also be subject to liquidated damages (i.e., 1.0% per month of $1.50 multiplied by the total number of the Cutback Shares, subject to a cap of $500,000) for each month or portion thereof during which the Cutback Shares are not included in an effective registration statement. The liquidated damages may be paid in shares of the Company’s common stock at the option of PEM Inc., PEM LLC or IGT in an amount of shares determined by dividing the amount of the liquidated damages by the 20-day VWAP on the date of the event that gives rise to the liquidated damages (determined as of such date).

The description of the Registration Rights Agreement set forth above is qualified in its entirety by reference to the full and complete terms set forth in such agreement, which is filed as Exhibit 4.4 to this current report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03. is set forth in Item 1.01, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 15, 2008, we issued a press release announcing the closing of the Senior Credit Facility and the Convertible Note Offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Warrant to Purchase Common Stock dated as of August 15, 2008 issued to Private Equity Management Group LLC.

4.2	Senior Secured Convertible Note dated as of August 15, 2008 issued to International Game Technology.

4.3	Warrants to Purchase Common Stock dated as of August 15, 2008 issued to International Game Technology.

4.4	Registration Rights Agreement dated as of August 15, 2008, by and among the Company, Private Equity Management Group Inc., Private Equity Management Group LLC and International Game Technology.

10.1	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.

10.3	Common Stock and Warrant Purchase Agreement dated as of August 15, 2008 by and among the Company, Private Equity Management Group Inc. and Private Equity Management Group LLC.

10.4	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.5	Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.6	Security Agreement dated as of August 15, 2008 by and between the Company and Private Equity Management Group Financial Corporation.

10.7	Security Agreement dated as of August 15, 2008 by and between the Company and International Game Technology.

10.8	Guarantor Security Agreement dated as of August 15, 2008 by and among the Company’s subsidiaries appearing as signatories thereto and Private Equity Management Group Financial Corporation.

10.9	Guarantor Security Agreement dated as of August 15, 2008 by and among the Company’s subsidiaries appearing as signatories thereto and International Game Technology.

10.10*	Asset Purchase and License Agreement dated as of August 15, 2008 by and between the Company and International Game Technology.

99.1	Press Release, dated August 15, 2008.

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Form 8-K and have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: August 19, 2008	By:	/s/ Heather A. Rollo
Heather A. Rollo Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Warrant to Purchase Common Stock dated as of August 15, 2008 issued to Private Equity Management Group LLC.

4.2	Senior Secured Convertible Note dated as of August 15, 2008 issued to International Game Technology.

4.3	Warrants to Purchase Common Stock dated as of August 15, 2008 issued to International Game Technology.

4.4	Registration Rights Agreement dated as of August 15, 2008, by and among the Company, Private Equity Management Group Inc., Private Equity Management Group LLC and International Game Technology.

10.1	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.

10.3	Common Stock and Warrant Purchase Agreement dated as of August 15, 2008 by and among the Company, Private Equity Management Group Inc. and Private Equity Management Group LLC.

10.4	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.5	Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.6	Security Agreement dated as of August 15, 2008 by and between the Company and Private Equity Management Group Financial Corporation.

10.7	Security Agreement dated as of August 15, 2008 by and between the Company and International Game Technology.

10.8	Guarantor Security Agreement dated as of August 15, 2008 by and among the Company’s subsidiaries appearing as signatories thereto and Private Equity Management Group Financial Corporation.

10.9	Guarantor Security Agreement dated as of August 15, 2008 by and among the Company’s subsidiaries appearing as signatories thereto and International Game Technology.

10.10*	Asset Purchase and License Agreement dated as of August 15, 2008 by and between the Company and International Game Technology.

99.1	Press Release, dated August 15, 2008.

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Form 8-K and have been filed separately with the Securities and Exchange Commission.